QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.40

SECOND AMENDMENT TO PARTICIPATION AGREEMENT
AND CERTAIN OPERATIVE AGREEMENTS
WITH LIMITED WAIVER

        This SECOND AMENDMENT TO PARTICIPATION AGREEMENT AND CERTAIN OPERATIVE AGREEMENTS WITH LIMITED WAIVER (this "Amendment") dated as of June 3, 2002, is by and among WIND RIVER SYSTEMS, INC., a Delaware corporation, as Lessee and Construction Agent (in its capacity as Lessee, the "Lessee" and in its capacity as Construction Agent, the "Construction Agent"); DEUTSCHE BANK AG, NEW YORK BRANCH, a duly licensed branch of Deutsche Bank AG, a German corporation, as Agent Lessor for the Lessors (in such capacity, the "Agent Lessor"), and as a Lessor (together with any permitted successors and assigns, each a "Lessor" and collectively the "Lessors"), and DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN ISLANDS BRANCH, as a Lender (together with the other financial institutions as may from time to time become lenders, the "Lenders") under the Credit Agreement and as Agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned such terms in Annex A to the Participation Agreement (as defined below).

RECITALS:

        A.    The Lessee, the Agent Lessor, the Lessor, the Lender, the Agent and the Arranger are parties to that certain Participation Agreement, dated as of November 30, 1999 (as amended, restated, supplemented or otherwise modified from time to time, the "Participation Agreement");

        B.    The Lessee has requested certain amendments to, and the waiver of certain provisions of, the Participation Agreement and certain other Operative Agreements relating to the financial covenants contained therein.

        C.    The parties signatory hereto are willing to agree to such amendments and waiver on the terms, and subject to the conditions, hereinafter set forth.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

        1.    Limited Waiver.    Subject to the terms and conditions set forth herein and in reliance upon the representations and warranties of the Lessee set forth herein, the Agent, the Agent Lessor and the Participants hereby waive compliance by the Lessee with the covenant contained in Section 9.5(j), "Minimum EBITDA," of the Participation Agreement through April 30, 2002 only. This waiver is one-time only, is limited precisely as written, and shall not be deemed to be a consent to the breach of this covenant at any subsequent date, or the breach of any other covenant.

        2.    Amendments to the Participation Agreement.    Subject to the satisfaction of the conditions set forth in Section 5 below, the Participation Agreement is hereby amended as follows:

          (a)  Section 9.5(g) of the Participation Agreement, "Minimum Consolidated Fixed Charge Ratio," is hereby amended by deleting the same in its entirety and replacing it with the following:

          "(g)    Minimum Consolidated Fixed Charge Ratio.    The Lessee shall maintain a minimum Consolidated Fixed Charge Ratio at each fiscal quarter end commencing April 30, 2003 as follows:

Quarter Ending:	Applicable Minimum Consolidated Fixed Charge Ratio
April 30, 2003:	At least 1.00 to 1.00
July 31, 2003:	At least 1.25 to 1.00
October 31, 2003 and thereafter:	At least 1.50 to 1.00"

          (b)  Section 9.5(j) of the Participation Agreement "Minimum EBITDA," is hereby amended by deleting the same in its entirety and replacing it with the following:

          "(j)    Minimum EBITDA.    For the fiscal quarters of the Lessee set forth below, the Lessee's EBITDA in each of such fiscal quarters shall be as set forth below:

For the Quarter Ending:	EBITDA of:
July 31, 2002:	Not less than a negative Ten Million Dollars ($10,000,000)
October 31, 2002:	Not less than a negative Six Million Dollars ($6,000,000).
January 31, 2003:	Not less than a negative Two Million Five Hundred Thousand Dollars ($2,500,000)."

          (c)  Section 9.5(k) of the Participation Agreement "Minimum Net Unencumbered Cash," is hereby amended by deleting the same in its entirety and replacing it with the following:

          "(k)    Minimum Net Unencumbered Cash.    The Lessee shall maintain Net Unencumbered Cash of not less than One Hundred Million Dollars ($100,000,000) at all times from November 1, 2001 through April 30, 2003."

          (d)  Exhibit K is hereby amended by deleting the same in its entirety and replacing it with the form of Exhibit K attached hereto.

        3.    Amendments to Annex A.    Subject to the satisfaction of the conditions set forth in Section 5 below, Annex A to the Participation Agreement is hereby amended as follows:

          (a)  The existing definition of the term "EBITDA" is hereby amended by deleting it in its entirety and replacing it with the following:

          "EBITDA shall mean, with respect to the Lessee for any period of determination, the sum, determined on a consolidated basis in accordance with GAAP, of (a) the net income or net loss of the Lessee and its Subsidiaries for such period before provision for income taxes, plus (b) the sum (to the extent deducted in calculating net income or loss in clause (a) above) of (i) all interest expense of the Lessee and its Subsidiaries accruing during such period, (ii) all depreciation and amortization expense of the Lessee and its Subsidiaries accruing during such period, (iii) all other one-time non-cash charges of the Lessee and its Subsidiaries accruing during such period relating to a restructuring or acquisition; and (iv) for the quarters ending July 31, 2002 and October 31, 2002 only, all one-time cash charges (not to exceed $18.0 million in aggregate for both periods) of the Lessee and its Subsidiaries accruing during such period relating to a restructuring."

          (b)  The existing definition of the term "Consolidated Fixed Charge Ratio" is hereby amended by deleting it in its entirety and replacing it with the following:

          "Consolidated Fixed Charge Ratio" shall mean, for the Lessee and its Subsidiaries on a consolidated basis at any date, the quotient of (a) the sum of (i) Consolidated Net Income, plus (ii) Consolidated Interest Expense, plus (iii) Consolidated Income Tax Expense, plus (iv) Consolidated Lease Rental Expense plus (v) depreciation and amortization expense, plus (vi) one-time non-cash charges of the Lessee and its Subsidiaries relating to a restructuring or acquisition, divided by (b) the sum of (x) CMLTD, plus (y) Consolidated Interest Expense plus (z) Consolidated Lease Rental Expense. For purposes of determining the consolidated Fixed Charge Ratio as of any date of determination, each of the items utilized in the formulas set forth in the previous sentence shall be based on the results of the number of fiscal quarters ending on the date of determination set forth below, except for CMLTD which shall be determined as of the most recently completed fiscal quarter for which financial results are available.

If the date of determination is:	Number of fiscal quarters:
April 30, 2003	1
July 31, 2003	2
October 31, 2003	2
January 31, 2004	3
April 30, 2004 and thereafter	4	"

        4.    Representations and Warranties.    The Lessee hereby represents and warrants to the Agent Lessor, the Lessor, the Lender and the Agent that the following are true and correct on the date of this Amendment and that, after giving effect to the amendments set forth in Section 1 above, the following will be true and correct on the Effective Date (as defined below):

          (a)  The representations and warranties of the Lessee and the Construction Agent set forth in Sections 7.3 and 7.4 of the Participation Agreement are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true and correct in all material respects as of such date);

          (b)  No Default or Event of Default has occurred and is continuing; and

          (c)  Each of the Operative Agreements to which the Lessee or the Construction Agent is a party is in full force and effect as to such Person.

        5.    Effective Date.    The waiver effected by Section 1 above and the amendments effected by Sections 2 and 3 above shall become effective as of the date of this Amendment (the "Effective Date"), subject to (i) receipt by McGuireWoods LLP, counsel to the Agent and the Agent Lessor, of a copy of this Amendment duly executed by the Lessee, the Agent Lessor, the Lessor, the Lender and the Agent and (ii) receipt by Agent of an amendment fee equal to $25,000.00.

        6.    Miscellaneous.

          (a)  Except as specifically modified above, the Participation Agreement and each of the Annex, Schedules and Exhibits thereto shall remain in full force and effect, and the Participation Agreement is hereby ratified and confirmed in all respects.

          (b)  The Lessee agrees to pay all reasonable expenses of the Agent and Agent Lessor (including the fees, charges and disbursements of McGuire Woods LLP) incurred in connection with this Amendment.

          (c)  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          (d)  This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

        7.    GOVERNING LAW.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        IN WITNESS WHEREOF, each party hereto has caused this Amendment to be duly executed and delivered by its proper and duly authorized officer as of the date first written above.

WIND RIVER SYSTEMS, INC., as Lessee and Construction Agent
By:	/s/ TYLER PAINTER
Name:	Tyler Painter
Title:	Treasurer
DEUTSCHE BANK AG, NEW YORK BRANCH, as Agent Lessor for the Lessors and as a Lessor
By:	/s/ DAVID G. DICKINSON, JR.
Name:	David G. Dickinson, Jr.
Title:	Vice President
By:	/s/ JOHN L.C. ULRICH
Name:	John L.C. Ulrich
Title:	Vice President
DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN ISLANDS BRANCH, as a Lender and as Agent for the Lenders
By:	/s/ DAVID G. DICKINSON, JR.
Name:	David G. Dickinson, Jr.
Title:	Vice President
By:	/s/ JOHN L.C. ULRICH
Name:	John L.C. Ulrich
Title:	Vice President

EXHIBIT K
TO PARTICIPATION AGREEMENT

FORM OF COMPLIANCE CERTIFICATE

        1.    I am the                        of Wind River Systems, Inc., a Delaware corporation ("Company").

        2.    I have reviewed the terms of that certain Participation Agreement, dated as of November 30, 1999 (as amended, the "Participation Agreement"), among the Company, as Lessee and Construction Agent (in its capacity as Lessee, the "Lessee" and in its capacity as Construction Agent, the "Construction Agent"); Deutsche Bank AG, New York Branch, a duly licensed branch of Deutsche Bank AG, a German corporation, as Agent Lessor for the Lessors (in such capacity, the "Agent Lessor"), and as a Lessor (together with any permitted successors and assigns, each a "Lessor" and collectively the "Lessors"), Deutsche Bank AG, New York and/or Cayman Islands Branch, as a Lender (together with the other financial institutions as may from time to time become lenders, the "Lenders") under the Credit Agreement and as Agent for the Lenders (in such capacity, the "Agent"), and Deutsche Bank Securities, Inc., as Arranger (the "Arranger") (capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in Annex A to the Participation Agreement), and I have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions and condition of Lessee and its Subsidiaries during the accounting period covered by the financial statements delivered to you concurrently.

        3.    The examination described in paragraph 2 above did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Event of Default or Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth in a separate attachment, if any, to this Certificate, describing in detail, the nature of the condition or event, the period during which it has existed and the action which Company has taken, is taking, or proposes to take with respect to each such condition or event.

        The foregoing certifications, together with the computations set forth in the Annex A hereto, are made and delivered this    day of                        ,            pursuant to Section 9.5(a) of the Participation Agreement.

WIND RIVER SYSTEMS, INC.
By:
Name:
Title:

1

ANNEX A TO
COMPLIANCE CERTIFICATE

FOR THE FISCAL QUARTER ENDING                                , 200

				Calculation		Required
1.	Consolidated Tangible Net Worth (i)-(ii)
	(i)	The sum of Consolidated Total Assets of the Lessee and its Subsidiaries		$
	(ii)	The sum of:
		(a)	the Consolidated Total Liabilities of the Lessee and its Subsidiaries;	$
		(b)	the Consolidated Intangible Assets of Lessee and its Subsidiaries.	$
$
	Consolidated Tangible Net Worth			$		$45,000,000
2.	Consolidated Fixed Charge Ratio (i)/(ii)
	(i)	The sum of
		(a)	Consolidated Net Income	$
		(b)	Consolidated Interest Expense	$
		(c)	Consolidated Income Tax Expense	$
		(d)	Consolidated Lease Rental Expense	$
		(e)	depreciation and amortization	$
		(f)	one-time non-cash charges relating to restructuring/acquisition	$
$
	(ii)	The sum of
		(a)	CMLTD	$
		(b)	Consolidated Interest Expenses	$
		(c)	Consolidated Lease Rental Expense	$
$
	Fixed Charge Ratio				to	1.00 to 1.00[1]
	Fixed Charge Ratio				to	1.25 to 1.00[2]
	Fixed Charge Ratio				to	1.50 to 1.00[3]
3.	EBITDA
	(i)	The sum of

2

		(a)	Consolidated Net Income (or loss)	$
		(b)	Consolidated Interest Expense	$
		(c)	Depreciation and amortization	$
		(d)	Other one-time non-cash charges related to restructuring/acquisition	$
		(e)	Other one-time cash charges relating to restructuring, if applicable	$	[4]
$
	EBITDA			$		$(10,000,000)[5]
	EBITDA			$		$(6,000,000)[6]
	EBITDA			$		$(2,500,000)[7]
4.	Net Unencumbered Cash (i)—(ii)
	(i)	The sum of
		(a)	unrestricted cash;	$
		(b)	unrestricted cash equivalents, marketable investment-grade securities	$
$
	(ii)	Cash obtained through short-term Indebtedness		$
	Net Unencumbered Cash			$		$100,000,000[8]

1
Applicable for reporting period ending April 30, 2003.

2
Applicable for reporting period ending July 31, 2003.

3
Applicable for reporting periods ending October 31, 2003 and thereafter.

4
See notes 5 and 6.

5
Applicable for reporting period ending July 31, 2002. Cash and non-cash restructuring charges included for purposes of calculating EBITDA in this period (see definition of EBITDA).

6
Applicable for reporting period ending October 31, 2002. Cash and non-cash restructuring charges included for purposes of calculating EBITDA in this period (see definition of EBITDA).

7
Applicable for reporting period ending January 31, 2003.

Applicable from November 1, 2001 through April 30, 2003.

3

QuickLinks

  Exhibit 10.40